                                   EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT

                         SUBSIDIARIES OF THE REGISTRANT
                         ------------------------------

                                                                 JURISDICTION OF ORGANIZATION
              NAME                                                    OR INCORPORATION
              ----                                                    ----------------
SEI Investments Distribution Company                                  Pennsylvania

SEI Investments Management Corporation                                Delaware

SEI, Inc.                                                             Canada (Federal)

SEI Capital Limited                                                   Canada (Federal)

SEI Investments Developments, Inc.                                    Delaware

SEI Investments Mutual Funds Services                                 Delaware

SEI Investments Fund Management                                       Delaware

SEI Trust Company                                                     Pennsylvania

SEI Funds, Inc.                                                       Delaware

SEI Investments, Inc.                                                 Delaware

SEI Global Investments Corporation                                    Delaware

SEI Capital AG                                                        Switzerland

SEI Investments Canada Company                                        Canada (Federal)

SEI Advanced Capital Management, Inc.                                 Delaware

SEI Global Capital Investments, Inc.                                  Delaware

SEI Investments Global Management (Cayman) Inc.                       Cayman Islands, B. W. I.

SEI Investments Global, Limited                                       Ireland

Fund Resources International Limited                                  Ireland

SEI Investments Argentina, S. A.                                      Argentina

SEI Global Holdings Inc.                                              Cayman Islands, B. W. I.

Latinvest Sociedad de Bolsa, S. A.                                    Argentina

Quadrum, S. A.                                                        Argentina

SEI Investments South Africa Limited                                  South Africa

SEI Primus Holdings                                                   Canada

SEI Investments Trustee & Custodial Services (Ireland) Limited        Ireland

SEI Private Trust                                                     Pennsylvania

SEI Venture Inc                                                       Delaware

SEI Investments de Mexico                                             Mexico

SEI Asset Korea                                                       South Korea

SEI Investments Europe Limited                                        United Kingdom

CCF - SEI Investments                                                 France

SEI Investments - Unit Trust Management                               United Kingdom

SEI Vermogans Services B.V.                                           Netherlands

SEI Family Office Services, LLC                                       Delaware

Lartington Limited                                                    Ireland

SEI Investments Management Company II                                 Delaware